DEPOSIT AGREEMENT
                                -----------------
     This  Deposit  Agreement  (this "Agreement"), is entered into on this third
                                      ---------
day  of  August,  2000,  between the Commonwealth of Australia (the "Licensee"),
                                                                     --------
Syntroleum  Australia Licensing Corporation (the "Licensor") and Westpac Banking
                                                  --------
Corporation  ABN  33  007  457  141  (the  "Bank").
                                            ----
WHEREAS, the Licensee and the Licensor have entered into a certain License Agreement dated August 3, 2000 (the "License Agreement").
                                           ------------------
WHEREAS, under the terms of the License Agreement, the Licensee may be required to pay the Escrow Amount (as this term is defined in the License Agreement) to the Bank, to be held and disbursed on the terms and subject to the conditions set  forth  in  this  Agreement.
NOW, THEREFORE, for and in consideration of the mutual benefits and obligations of the parties herein stated, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Licensee, the Licensor and the Bank hereby agree as follows:
1.     Account.  The  Bank has established a segregated interest-bearing account
       -------
in Australia in the name of the Licensor, account number BSB036000 Account Number 398957 (the "Account"). The Bank acknowledges that the Licensee may from time to time remit funds to the Bank for deposit into the Account; and in such case, the Bank shall deposit such funds into the Account and maintain such funds in the Account, solely on the terms and conditions of this Agreement.
2. Release and Delivery of Funds. The Bank shall release and transfer any funds on deposit in, or credited to, the Account as follows:
(a) Promptly upon the Bank's receipt of a written notice from the Licensee and the Licensor substantially in the form of the attached Exhibit A, that appears on its face to be genuine, the Bank will comply with the instructions to transfer the amount specified in such notice to the order of the Licensor (to the account specified in such notice).
(b) Promptly upon the Bank's receipt of a written notice from the Licensee substantially in the form of the attached Exhibit B, that appears on its face to be genuine, the Bank will comply with the instructions to transfer the amount specified in such notice to the order of the Licensee (to the account specified in such notice).
(c) The Bank agrees not to permit any funds on deposit or credited to the Account to be transferred to any person or entity other than (i) as expressly set forth in clauses (a) and (b) of this Section 2 or (ii) upon express written instructions jointly signed by the Licensee and the Licensor and containing a representation by each of the Licensee and the Licensor that the person signing the same is authorized to do so in accordance with the terms of this Agreement. The Licensor and the Licensee hereby agree that in the event that the Licensor is liquidated as a result of an involuntary proceeding brought against it under any applicable bankruptcy, insolvency, reorganization or other similar law, the Licensee shall be entitled to all amounts then on deposit in the Account.
(d) The Licensee agrees not to provide to the Bank any notice contemplated by Exhibit B prior to 5:00 p.m. United States Central Standard Time on 31 August 2004. In the event that the Bank nevertheless receives any notice contemplated by Exhibit B prior to September 1, 2004, the Bank shall not withdraw or transfer funds or take any action on the basis of any such notice.
3.     Interest.  Credit balances in the Account shall bear interest, which will
       --------
be calculated daily and paid monthly to the Account. Interest will be set at the weekly average 30-day Bank Bill Offer Rate less 75 basis points (0.75% p.a.), resulting in a current rate of approximately 5.36% p.a. (as at 13 July
2000). The 30-Day Bank Bill Offer Rate is published each day in the Australian Financial Review newspaper and can be monitored via Reuters BBSY screen. This rate is published daily and the average weekly rate can be calculated internally from the published rate. Interest earned on funds that are on deposit in or credited to the Account shall, in all events be deemed earned by the Licensor and shall be added to the funds on deposit in the Account or paid to the Licensor upon request by the Licensor; provided, however, that if the Bank at any time receives a written notice from the Licensee substantially in the form of the attached Exhibit C that appears on its face to be genuine (the "Major Default Notice"), then the Licensor shall not be entitled to receive any amount of interest accrued from the date specified in the Major Default Notice and the Bank shall not pay such amount of interest to the Licensor until such time as the Bank receives from the Licensee a written notice substantially in the form of the attached Exhibit D that appears on its face to be genuine.
4. Extent of Bank's Responsibilities. The Bank's liabilities and obligations are limited to those specifically set forth in this Agreement. The Bank shall not be liable for any act or omission by it in good faith in connection with this Agreement, provided, however, that the Bank shall be liable for any negligence or willful misconduct on its part.
5. No Set-off. The Bank agrees that it will not obtain (by agreement, operation of law or otherwise) a lien on or other charge over the Account or any funds on deposit in or credited to the Account; and that such funds will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person or entity other than the Licensor or the Licensee, provided that the Bank may set off amounts due to it in respect of fees and expenses customarily charged for its performance of the services described in this Agreement only against accrued interest.
6. Expenses of Bank. All taxes (other than taxes on its overall net income) costs and expenses incurred by Bank in carrying out the Bank's obligations under this Agreement or in opening, operating, or closing the Account shall be paid or reimbursed by the Licensor as incurred and the Bank may debit those costs and expenses to the Account (but only against accrued interest) when they are incurred.
7. Indemnification of Bank. The Licensor hereby agrees to indemnify, defend and hold harmless Bank for all losses, costs and expenses (including reasonable attorneys' fees) suffered or incurred by Bank and arising out of documents entered into by the Bank, or matters, things and activities (acts and omissions) of the Bank under this Agreement, provided that such activities were performed by the Bank in good faith and without any negligence or willful misconduct on the part of the Bank. This indemnification obligation shall survive the termination of this Agreement.
8. Notices. All notices, requests, claims, demands or other communications hereunder must be in writing and must be given by delivery in person, by prepaid post (airmail, if appropriate) or by facsimile to the respective parties as follows:
(a)     If  to  Licensee,  to:
        Commonwealth  of  Australia
        represented  by  Department  of  Industry  Science
        and  Resources  (Invest  Australia)
        Level  6,  20  Allara  Street
        Canberra  ACT  2601
        Australia
        Facsimile:  (61  2)  6213  7843
        Telephone:  (61  2)  6213  7560
        Attention:  General  Manager,  Invest  Australia
(b)     If  to  Licensor,  to:
        Syntroleum  Australia  Licensing  Corporation
        1350  S.  Boulder,  Suite  1100
        Tulsa,  Oklahoma  74119-3295
        United  States  of  America
        Facsimile:  (918)  592-7979
        Telephone:  (918)  592-7900
        Attention:  Carla  Covey

(c)     If  to  the  Bank,  to:
        Westpac  Banking  Corporation
        Level  14,  109  St  George's  Terrace,
        Perth,  Western  Australia  6000
        Facsimile:  (61  8)  9426  2866
        Attention:  Mr.  Tony  Lofthouse

Or such other address and/or facsimile as is furnished in writing by any party to the others in accordance herewith, except that notices of change of address are only effective upon receipt. Communications hereunder will be deemed to have been received:
(i)     immediately  upon  delivery  in  person;
(ii) if sent by post, they are taken to be received three days after posting (or seven days after posting if sent to or from a place outside Australia).
(iii) if sent by fax, they are taken to be received at the time shown in the transmission report as the time that the whole fax was sent.
     Despite clauses 8(ii) and 8(iii) if they are received after 5.00 p.m. in the place of receipt or on a non-business day, they are taken to be received at
9.00 a.m. in the place of receipt on the next business day. For the purposes of this clause 8 "business day" means a day on which banks are open for general banking business in the place where the notice is sent. All notices, requests, claims, demands or other communications hereunder furnished by the Licensor must be executed by one of the authorized signatories with respect to the Account. The Licensor may, at any time, designate new or replacement authorized signatories with respect to the Account, by providing written notice to the Bank. All notices, requests, claims, demands or other communications hereunder furnished by the Licensee must be executed by one of the authorized signatories agreed upon by the Licensee and the Bank. The Licensee may, at any time, designate new or replacement authorized signatories with respect to the Account by providing written notice to the Bank.
9.     Miscellaneous
       -------------
(a) This Agreement is the final expression of the parties hereto with respect to the subject matter described herein and supersedes any and all other agreements and understandings between the parties hereto, both written and oral;
(b) This Agreement may be amended, modified, supplemented and/or replaced only by a written agreement signed by all of the parties hereto and in accordance with the terms and conditions hereof;
(c) This Agreement shall not be assigned without the prior written consent of the Bank, which consent will not be unreasonably withheld;
(d) This Agreement shall be governed by, and construed in accordance with, the laws of the Australian Capital Territory. Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts, including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction;
(e) Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 9.
(f) This Agreement may be executed in any number of counterparts and by each party as separate counterparts, each of which when so executed shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument;
(g) This Agreement shall be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto;
(h) If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby;
(i) Each of the Licensee and the Licensor separately represent and warrant to the Bank that any direction or request given by them to the Bank relating to the payment of any amount from the Account;
(i) will be a correct and accurate direction or request in conformity with the provisions of this Agreement; and
(ii)     will  have been validly authorized, executed and able to be relied upon by  the  Bank  in  accordance  with  its  terms.
(j) The Parties agree and acknowledge that under this Agreement the Bank is acting only in the capacity of a banker and not in any other capacity whatsoever including, without limitation, as trustee or as escrow agent; provided that this
                                                              --------
clause 9(j) is not intended to reduce, limit or otherwise affect the Bank's responsibility for its negligence, willful misconduct, bad faith or breach of its obligations in this Agreement.
(k) The Bank is not required to verify or ensure that the Account funds once paid by the Bank as required by this Agreement are used in any manner and is not liable for any loss or damage suffered by any person in relation to their use.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.
     COMMONWEALTH  OF  AUSTRALIA


     By:             /s/
              ----------------
     Name:    Mike  Holthuyzen
               ---------------
     Title:    Deputy  CEO
               ---------------

             "LICENSEE"
     SYNTROLEUM  AUSTRALIA  LICENSING  CORPORATION


     By:                /s/
               ------------------------
     Name:    Randall  M.  Thompson
              --------------------------
     Title:   Chief  Financial  Officer
              --------------------------

             "LICENSOR"
     WESTPAC  BANKING  CORPORATION
     as  the  Bank


     By:               /s/
              --------------------
     Name:    Leith  Lyon  Wintour
              --------------------
     Title:    Manager,  Legal
               ACT  Legal  Unit
               -------------------
             "BANK"


                                    EXHIBIT A
                              To Deposit Agreement
                                     [Date]

               NOTICE OF INSTRUCTION TO TRANSFER FUNDS TO LICENSOR

Westpac  Banking  Corporation
Level  14,  109  St  George's  Terrace,
Perth,
Western  Australia  6000
Facsimile:  (61  8)  9426  2866
Attention:  Mr.  Tony  Lofthouse

Re:     Account  No.  BSB036000  Account  Number  398957  (the  "Account")
        ------------------------------------------------------------------

Ladies  and  Gentlemen:

We refer to the Deposit Agreement, dated as of August __, 2000 (the "Deposit Agreement") between you, Syntroleum Australia Licensing Corporation (the "Licensor") and the Commonwealth of Australia (the "Licensee").

The Licensee hereby gives you notice that the Licensor is entitled to receive the funds in the Account; and, accordingly, you may transfer such all or a portion of such funds upon the order of the Licensor.

The Licensor hereby instructs you to transfer [all] [SPECIFY AMOUNT IF LESS THAN ALL] of the funds in the Account, by electronic delivery of funds, to [SPECIFY
BANK  OR  INSTITUTION TO WHICH FUNDS ARE TO BE WIRED], account number [_______].

Each of the undersigned represents for your benefit that it is authorized to execute and deliver this notice to you in accordance with the terms of the Deposit Agreement.

Very  truly  yours,

Commonwealth  of  Australia     Syntroleum  Australia  Licensing  Corporation


By:                             By:
Name:                           Name:
Title:                          Title:
------------                    ------------


                                    EXHIBIT B
                              To Deposit Agreement
                          [Letterhead of the Licensee]
                          [Date - AFTER AUG. 31, 2004]

             NOTICE OF INSTRUCTION TO TRANSFER ALL FUNDS TO LICENSEE

Westpac  Banking  Corporation
Level  14,  109  St  George's  Terrace,
Perth,
Western  Australia  6000
Facsimile:  (61  8)  9426  2866
Attention:  Mr.  Tony  Lofthouse

Re:     Account  No.  BSB036000  Account  Number  398957  (the  "Account")
        ------------------------------------------------------------------

Ladies  and  Gentlemen:

We refer to the Deposit Agreement, dated as of August __, 2000 (the "Deposit Agreement") between you, Syntroleum Australia Licensing Corporation (the "Licensor") and the Commonwealth of Australia (the "Licensee").

The Licensee has previously remitted for deposit into the Account an aggregate amount equal to AUD$________. The amounts in the Account are no longer available to the Licensor. Accordingly, the Licensee hereby requests that you transfer all of the funds on deposit in the Account (after deducting all accrued and unpaid interest earned thereon) to [SPECIFY BANK OR INSTITUTION TO WHICH FUNDS ARE TO BE WIRED], account number [_______]. The accrued and unpaid interest referred to in the preceding sentence is to be paid to the Licensor or upon its order. [IF A NOTICE IN THE FORM OF EXHIBIT C HAD BEEN GIVEN UPON THE OCCURRENCE OF A "MAJOR EVENT OF DEFAULT" AND THE SAME IS STILL IN EXISTENCE, THEN REPLACE THE LAST SENTENCE WITH: "The accrued and unpaid interest referred to in the preceding sentence is to be paid to the Licensee at [INSTRUCTIONS FOR PAYMENT]].

The undersigned represents for your benefit that it is authorized to execute and deliver this notice to you in accordance with the terms of the Deposit Agreement and further represents for the benefit of the Licensor that it is authorized to execute and deliver this notice in accordance with the terms of the License Agreement referred to in the Deposit Agreement.

Very  truly  yours,

Commonwealth  of  Australia

By:
      Name:
      Title:
cc:  Syntroleum  Australia  Licensing  Corporation


                                    EXHIBIT C
                              to Deposit Agreement
                          [Letterhead of the Licensee]
                                     [Date]

            NOTICE OF MAJOR DEFAULT -- INSTRUCTION TO FREEZE INTEREST

Westpac  Banking  Corporation
Level  14,  109  St  George's  Terrace,
Perth,
Western  Australia  6000
Facsimile:  (61  8)  9426  2866
Attention:  Mr.  Tony  Lofthouse

Re:     Account  No.  BSB036000  Account  Number  399052  (the  "Account")
Ladies  and  Gentlemen:
     We refer to the Deposit Agreement, dated as of August __, 2000 (the "Deposit Agreement") between you, Syntroleum Australia Licensing Corporation (the "Licensor") and the Commonwealth of Australia (the "Licensee").
The Licensee hereby notifies you that a "Major Event of Default" has occurred and is continuing under the License Agreement (as defined in the Deposit Agreement). Accordingly, the Licensee hereby instructs you not to pay to the Licensor any amount of interest earned on the Account from and after [INSERT DATE OF DEFAULT], which is the date of the occurrence of such "Major Event of Default", and until such date as we may specify to you in writing in substantially the form of Exhibit D to the Deposit Agreement. All such amounts of interest are to be added to the Account.
The undersigned represents for your benefit that it is authorized to execute and deliver this notice to you in accordance with the terms of the Deposit Agreement and further represents for the benefit of the Licensor that it is authorized to execute and deliver this notice in accordance with the terms of the License Agreement referred to in the Deposit Agreement.
     Very  truly  yours,

Commonwealth  of  Australia


By:
      Name:
      Title:

cc:  Syntroleum  Australia  Licensing  Corporation



                                    EXHIBIT D
                              to Deposit Agreement
                          [Letterhead of the Licensee]
                                     [Date]

       NOTICE OF END OF MAJOR DEFAULT -- INSTRUCTION TO UNFREEZE INTEREST

Westpac  Banking  Corporation
Level  14,  109  St  George's  Terrace,
Perth,
Western  Australia  6000
Facsimile:  (61-8)  9426  2866
Attention:  Mr  Tony  Lofthouse

Re:     Account  No.  BSB036000  Account  Number  399052  (the  "Account")
Ladies  and  Gentlemen:
     We refer to the Deposit Agreement, dated as of August __, 2000 (the "Deposit Agreement") between you, Syntroleum Australia Licensing Corporation (the "Licensor") and the Commonwealth of Australia (the "Licensee").
The Licensee has previously delivered to you a written notice in substantially the form of Exhibit C to the Deposit Agreement, notifying you that a "Major Event of Default" had occurred and was continuing under the License Agreement (as defined in the Deposit Agreement) and instructing you not to pay to the Licensor (and instead, to add to the amount on deposit in the Account) any amount of interest earned on the Account from and after the date specified in that notice. The Licensee hereby notifies you that the "Major Event of Default" specified in that notice no longer exists (or the Licensee otherwise waives its rights with respect thereto), and, accordingly, the Licensee hereby instructs you to pay to the Licensor (at the Licensor's request) all amounts of interest earned on the Account at any time.
The undersigned represents for your benefit that it is authorized to execute and deliver this notice to you in accordance with the terms of the Deposit Agreement and further represents for the benefit of the Licensor that it is authorized to execute and deliver this notice in accordance with the terms of the License Agreement referred to in the Deposit Agreement.
     Very  truly  yours,

Commonwealth  of  Australia


By:
      Name:
      Title:
cc:  Syntroleum  Australia  Licensing  Corporation